UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 9, 2021

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CLOUDERA, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38069	26-2922329
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
_______________________________________________
5470 Great America Parkway
Santa Clara, CA 95054
(Address of principal executive offices and zip code)
(650) 362-0488
(Registrant's telephone number, including area code)
___________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.00005 per share	CLDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 9, 2021, Cloudera, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders as a virtual meeting held over the Internet via live webcast (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 27, 2021 (the “Proxy Statement”). There were 256,402,416 shares of the Company’s Common Stock (the “Common Stock”) present at the Annual Meeting in person or by proxy, which represented 87.21% of the voting power of the shares of Common Stock entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of Common Stock were entitled to one vote for each share held as of the close of business on April 12, 2021.

The stockholders of the Company voted on the following proposals at the Annual Meeting:

1.To elect three Class I directors to serve on the Company’s board of directors (the “Board”), each to serve until the Company’s annual meeting of stockholders to be held in 2024 and until his successor is elected and qualified, or until his earlier death, resignation, disqualification or removal.

2.To ratify the appointment of the Company’s independent registered public accounting firm, Ernst & Young LLP, for the fiscal year ending January 31, 2022.

3.To hold a non-binding advisory vote on the compensation paid by the Company to its named executive officers as disclosed in the Proxy Statement.

1.Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Gary Hu	196,859,112	10,961,194	48,582,110
Kevin Klausmeyer	141,290,341	66,529,965	48,582,110
Michael A. Stankey	156,437,143	51,383,163	48,582,110

Each of the two nominees for director was elected to serve until the 2023 annual meeting of stockholders and until his successor has been elected and qualified, or until his earlier death, resignation, disqualification or removal.

2.Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstentions
255,371,173	931,866	99,377

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2021.

3.Non-Binding Advisory Vote on Executive Compensation

For	Against	Abstentions	Broker Non-Votes
194,617,292	12,791,465	411,549	48,582,110

The stockholders approved, on a non-binding advisory basis, the compensation paid by the Company to its named executive officers as disclosed in the Proxy Statement.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Number	Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2021	CLOUDERA, INC.

	By:	/s/ David Howard
	Name:	David Howard
	Title:	Chief Legal Officer